UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 27, 2004

                           MONTPELIER RE HOLDINGS LTD.

             (Exact Name of Registrant as Specified in Its Charter)


            Bermuda                       001-31468             Not Applicable

(State or Other Jurisdiction of    (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


                                Mintflower Place
                               8 Par-La-Ville Road
                                 Hamilton HM 08
                                     Bermuda

                    (Address of Principal Executive Offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (441) 296-5550

Item 5. Other Events

         On February 27, 2004, Montpelier Re Holdings Ltd. issued a press release announcing that Anthony Taylor has been appointed Chairman of the Board of Directors. A copy of the press release has been attached as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

(c) Exhibits.

         The following exhibit is filed as part of this report:

         99.1. Press Release of the Registrant, dated February 27, 2004.






                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Montpelier Re Holdings Ltd.
                             -------------------------
                                 (Registrant)

    February 27, 2004       By:/s/  Neil McConachie
    -----------------          -------------------
         Date               Name: Neil McConachie
                           Title: Chief Accounting Officer and Treasurer
                                  (chief accounting officer)


Index to Exhibits

Exhibit No.                Description
---------------------------------------

99.1              Press Release of the Registrant dated as of February 27, 2004.